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                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 (the "Registration Statement") of (1) our report dated February 1, 2000 relating to the financial statements of Separate Account Nos. 195, 197 and 198 of The Equitable Life Assurance Society of the United States for the year ended December 31, 1999; (2) our report dated February 1, 2000 relating to the consolidated financial statements of The Equitable Life Assurance Society of the United States for the year ended December 31, 1999; and (3) our reports relating to the financial statements of the following funds established under the Declaration of Trust of the State Street Bank and Trust Company Investment Funds for Tax Exempt Retirement Plans: Lifecycle Fund Group Trust - Conservative and Lifecycle Fund Group Trust - Moderate (reports dated March 15, 2000), S&P Flagship Fund and S&P 500 Index Fund with Futures (Combined Financial Statements) (report dated February 26, 2000), Russell 2000 Fund and Russell 2000 Non-Lending Fund (Combined Financial Statements) (report dated February 29, 2000), Daily EAFE Securities Lending Fund and Daily EAFE Non-Lending Fund (Combined Financial Statements) (report dated February 29, 2000), Daily MSCI Europe Index Securities Lending Fund and Daily MSCI Europe Index Fund (Combined Financial Statements) (report dated February 24, 2000), Daily MSCI Japan Index Securities Lending Fund and Daily MSCI Japan Index Fund (Combined Financial Statements) (report dated February 24, 2000), Daily MSCI Pacific Basin ex-Japan Index Securities Lending Fund and Daily MSCI Pacific Basin ex-Japan Index Fund (Combined Financial Statements) (report dated February 24, 2000), Daily Government/Corporate Bond Fund (report dated March 3, 2000) and Short Term Investment Fund (report dated February 3, 2000), which reports appear in such Statement of Additional Information, and to the incorporation by reference of our reports into the Prospectus which constitutes part of this Registration Statement. We also consent to the use in the Prospectus Supplement constituting part of this Registration Statement of our report dated February 1, 2000 relating to the financial statements of Separate Account No. 4 of The Equitable Life Assurance Society of the United States for the year ended December 31, 1999, which report appears in such Prospectus Supplement. We also consent to the references to us under the headings "Condensed financial information" and "About our independent accountants" in the Prospectus.


PricewaterhouseCoopers LLP
New York, New York
April 24, 2000